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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): September 24, 1996


                          RATIONAL SOFTWARE CORPORATION
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                     0-12167               54-1217099
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(State or Other Jurisdiction of     (Commission File      (IRS Employer
       Incorporation)                  Number)           Identification Number)


 2800 San Tomas Expressway, Santa Clara, CA                    95051
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  (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (408) 496-3600

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                    INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 2.  ACQUISITION OF ASSETS AND STRATEGIC RELATIONSHIP

STRATEGIC RELATIONSHIP WITH MICROSOFT

         On October 2, 1996, Rational Software Corporation ("Rational" or the "Company") and Microsoft Corporation ("Microsoft") announced the formation of a business alliance which will consist of Rational's acquisition of Microsoft's Visual Test product, technology cross-licensing, joint development projects and joint marketing programs.

         In connection with this alliance, Rational acquired from Microsoft the Visual Test product, a leading software quality automation tool. Microsoft has announced the shipment of over 75,000 licenses since the product's introduction in 1992. Rational intends to release new versions of the Visual Test product that extend its support for component-based development and Internet applications. Microsoft has retained rights to continue using Visual Test in its own software development, and the companies have agreed to work together to specify and develop new product features and updated releases to exploit new releases of Microsoft's operating system and tools products. Rational has also granted Microsoft the option to obtain a license to incorporate certain elements of Visual Test technology in Microsoft's development tool products, including Visual Basic, Visual C++ and Visual J++.

         The cross-licensing element of the alliance includes a license to Rational to develop and distribute, as part of Rational's products, Microsoft's Developer Studio, an integrated development environment for Windows 95 and Windows NT. Rational plans to integrate its visual modeling tools into Developer Studio. In addition, Rational plans to integrate its products with Visual
Source Safe, Microsoft's version control system, introducing capabilities for change management and process automation.

         Rational has entered into an agreement to develop a visual modeling product, including certain elements of Rational Rose, for distribution in certain Microsoft development tools which run on Windows 95 and Windows NT. Rational will be obligated to provide timely product updates to maintain compatibility with changes in Microsoft operating systems. Following expiration of the agreement, Microsoft will have the option to obtain a perpetual, non-exclusive right to source code for the product, including certain aspects of Rational's Rose technology.

         Rational's objective in acquiring the Visual Test product and partnering with Microsoft is to extend the Company's product line and to increase the use of its component-based development tools by providing visual modeling capabilities to developers using Microsoft's visual tools. In addition, Rational believes that its arrangement with Microsoft will expose the Company's technology to potential customers outside of its historical customer base. The Company expects that change in its pricing models and combinations of features within product lines will be required to encourage these potential customers to purchase Rational products.

         Joint development efforts include Rational developers and testers working with Microsoft personnel on site at Microsoft in Redmond, Washington, to integrate Rational's products with the Microsoft infrastructure, including DCOM, ActiveX, BackOffice and the Microsoft visual tool products. The joint development efforts also include testing of Rational products in Microsoft's Usability Labs.


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         Plans for joint marketing activities include use of the Internet and the World Wide Web, co-sponsored seminars, joint press conferences, direct mail campaigns and other promotional activities.

                               CERTAIN FACTORS

        THIS FORM 8-K CURRENT REPORT CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE SET FORTH BELOW IN THIS FORM 8-K CURRENT REPORT.

        BUSINESS ALLIANCE WITH MICROSOFT. While the Company believes that Microsoft's current strategy in relation to the enterprise information systems market is based on component-based development, there can be no assurance that this strategy will continue or that, if it does continue, Microsoft's emphasis or priorities will not change in the future, resulting in less attention and fewer resources being devoted to Microsoft's relationship with Rational. Although certain aspects of the business alliance are contractual in nature, many important aspects of the relationship depend on the continued cooperation of the two companies, and there can be no assurance that the Company and Microsoft will be able to work together successfully over an extended period of time. In addition, there can be no assurance that Microsoft will not use the information it gains in its relationship with Rational to develop or market competing products.

        ACQUISITION OF THE VISUAL TEST PRODUCT. There can be no assurance that Rational will be able to successfully incorporate Visual Test into its integrated family of products, or that it will be able to achieve significant sales of the Visual Test product. Many potential customers for Visual Test differ from the Company's historical customer base in terms of component-based software development expertise, purchasing processes, financial resources and expectations regarding software-engineering tools. There can be no assurance that the Company will not encounter unanticipated concerns of Visual Test customers that are different from the concerns of the Company's traditional customers, or that the Company will have the infrastructure and experience necessary to adequately respond to the volume and type of such concerns.

        Rational has granted Microsoft a non-exclusive, perpetual license to the Visual Test product source code for the purpose of creating derivative works and for the purpose of distributing portions of the Visual Test product and derivative works as part of Microsoft products that do not directly compete with the Visual Test product in the market for software testing tools. There can be no assurance that Microsoft will not use such rights to create and distribute products that compete with Rational in other segments of the component-based development tools market. Rational has also granted Microsoft the option to obtain a license to incorporate certain elements of Visual Test technology into Microsoft development tool products, including Visual Basic, Visual C++ and Visual J++. Should Microsoft exercise such right, sales of the Visual Test product by Rational could be materially and adversely impacted.

        LICENSING OF ROSE TECHNOLOGY TO MICROSOFT. Microsoft and Rational have entered into an agreement providing for the inclusion of a subset of the Rational Rose visual modeling technology in future versions of Microsoft's enterprise-oriented visual tools. The Company's objective in entering into this arrangement is to expose the Company's technology to a broader market than Rational's historical customer base. The Company expects that changes in the Company's pricing models and combinations of features within product lines will be required to appeal to this market, and there can be no assurance that such changes will achieve market acceptance. Rational does not expect the licensing of its Rose technology to Microsoft to directly result in a material increase in product revenue. In addition, there can be no assurance that developers introduced to the Rose technology incorporated into Microsoft products will become purchasers of Rational products in the future. Rational has granted Microsoft the option to obtain a perpetual, non-exclusive right to source code for certain aspects of Rational's Rose


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technology after the expiration of the agreement. While Rational believes that
Microsoft's and Rational's strategies currently are complementary, there can be no assurance that Microsoft will not use this right to develop and market competing products in the future.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial Statements.

                  Innapplicable.

         b.       Pro Forma Financial Information.

                  Inapplicable.

         c.       Exhibits

                  The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    October 2, 1996

                               RATIONAL SOFTWARE CORPORATION


                           By: /s/ Robert T. Bond
                               ------------------------------------
                               Robert T. Bond
                               Senior Vice President, Chief Operating Officer, Chief Financial Officer, and Secretary


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                                  EXHIBIT LIST

Exhibit Number                Exhibit

  1             **Agreement for Purchase and Sale of Assets between
                 Rational Software Corporation and Microsoft
                 Corporation, dated October 2, 1996

   2             **Development and License Agreement between
                 Rational Software Corporation and Microsoft
                 Corporation, dated September 24, 1996

   3 October 2, 1996 Press Release regarding Agreement to Jointly Develop and Market Enterprise
                 Development Tools

   4 October 2, 1996 Press Release regarding Acquisition of Visual Test
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** The Company has requested confidential treatment for the redacted portions of these exhibits.




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